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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated
June 19, 1996 included in Oracle Corporation's Form 10-K for the year ended May 31, 1996.

                                          Arthur Andersen LLP

San Jose, California
January 31, 1997